Exhibit 99.2 Transforming and Innovating the Discovery and Development of Novel, Class Leading GPCR-Targeted Therapies J u l y 2 0 2 4

DISCLAIMER Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as anticipates, believes, expects, intends, “plans,” “potential,” projects,” “would” and future or similar expressions are intended to identify forward-looking statements. Each of these forward-looking statements involves substantial risks and uncertainties that could cause actual results to differ significantly from those expressed or implied by such forward- looking statements. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding: the design, objectives, initiation, timing, progress and results of current and future preclinical studies and clinical trials of our product candidates, including the ongoing Phase 1a/b clinical trial for TX45, in Group 2 Pulmonary Hypertension and initiation of proposed Phase 2 clinical trial; candidate selection for our second program in HHT; the expected timing of program updates and data disclosures; the timing of filing INDs and other regulatory documents; the timing and likelihood of seeking regulatory approval for our product candidates including TX45; the competitive landscape for our product candidates; our ability to identify and develop additional product candidates; and our estimates regarding expenses, future revenue, capital requirements, cash runway and needs for additional financing. These forward-looking statements reflect our current beliefs and expectations. Many factors may cause differences between current expectations and actual results, including the early stage of our development efforts; success in preclinical testing and earlier clinical trials does not ensure that later clinical trials will generate the same results or otherwise provide adequate data to demonstrate the efficacy and safety of a product candidates; clinical site activation rates or clinical trial enrollment rates that are lower than expected; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; the impact of macroeconomic conditions, including the conflict in Ukraine and the conflict in the Middle East, heightened inflation and uncertain credit and financial markets, on our business, clinical trials and financial position; and unexpected litigation or other disputes. These and other risks are described more fully in our filings with the Securities and Exchange Commission (“SEC”), including the risks detailed in the prospectus filed with the SEC pursuant to Rule 424(b)(3) on May 3, 2024, and other documents we subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

3 Agenda I. Company Overview TM II. GEODe Platform III. TX45 Relaxin in Group 2 Pulmonary Hypertension i. Overview of Target and Indication ii. Patient Journey iii. Clinical Data iv. Preclinical Data v. Clinical Program IV. HHT Program V. Summary

4

Tectonic Therapeutic – Transforming the Discovery of Novel GPCR-Targeted Therapies, Innovating in Their Development

Validated GEODe™ Platform

- Validated platform to discover and optimize biologics that target GPCRs
- Prioritizing high value GPCR targets, where small molecules are not the right modality

Phase 1 Best-In-Class Relaxin Agonist for PH, First-In-Class HHT Program

- First two assets address indications with no approved therapy
  1. RXFP1 agonist - potential therapy for Group 2 PH[1] in HFpEF[2]
     - >600,000 Patients in US alone (>20 times PAH)
     - Initial Phase 1a PK/PD data demonstrated activity and favorable PK with potential for monthly dosing; full data expected Sept-2024
     - Phase 1b hemodynamic proof of concept data expected in mid-2025,
     - Randomized Phase 2 data expected in 2026
  2. GPCR antagonist antibody addressing hereditary hemorrhagic telangiectasia (HHT)

Team with a Track Record of "Firsts"

- Team with extensive track record of drug discovery and development success, resulting in 20 "first" approvals across multiple therapeutic areas

Reverse Merger Closed June 2024

- Well capitalized by a syndicate of leading institutional funds
- **$181M[3] post close cash (6/20/24) expected to provide runway into mid-2027**

[1]Pulmonary Hypertension; [2]Heart Failure with Preserved Ejection Fraction; [3]At transaction close (6/20/24), cash, cash equivalents and investments of approximately $181 million, before payment of final transaction-related expenses, is expected to fund current operational plans into mid-2027

TECTONIC Therapeutic

5 This Accomplished Team Has Delivered for Patients and Investors Alise Daniel Peter Anthony Marcella Marc Reicin, M.D. McNamara, Ph.D. Muslin, M.D. Ruddy, M.D. Schwabish, Ph.D. Lochner CEO, Director CSO CDO CMO CBO CFO FOUNDED MULTIPLE GPCR EXPERT, SUCCESSFUL COMPANIES FORBES ”30 under 30” Timothy Andrew LeukoSite Springer, Ph.D. Kruse, Ph.D. Co-Founder Co-Founder Multiple Awards and Fellowships 2022 Lasker Award (Biomedical Research, NIH, Amgen, Sloan Research)

6 st Team Track Record: >20 1 Approvals with >$50B In Annual Sales st 1 approvals and indication expansions shown below ONCOLOGY/ IMMUNOLOGY/ CARDIO/ RESPIRATORY OTHER IO INFLAMMATION METABOLISM / ALLERGY

7

Biologics Offer Advantages Over Small Molecules in Targeting GPCRs in Multiple Settings


~12%
Approved drugs target 100 GPCRs
>18%*
remain unexploited
800+
GPCRs
Non-Sensory Orphan GPCRs (~20%)
Sensory GPCRs (~50%)

- >470 Approved drugs (~33% of all)
- >$180B in annual sales
- Predominantly small molecules
- Only 3 are antibodies

→ **When difficult to drug with small molecules**
Biologic captures complexity of ligand / receptor engagement

→ **If target site similar to domains of different proteins**
Biologic minimizes off target binding to improve safety / tolerability

→ **If use case requires tissue /compartment targeting**
Engineer biologic to target or exclude compartment as needed

→ **When multi-modal action needed**
Bispecific approach enables dual target engagement

(*) Hauser, A.S. et al., Cell. 2018 Jan 11; 172(1-2): 41–54.e19.

* 18% = 100% - 12% (approved drug targets) – 50% (sensory) – 20% (non-sensory, orphan)

TECTONiC Therapeutic

8

Our Unique Pipeline Opportunities are Enabled by Biologic Targeting of GPCRs



GROUP 2 PULMONARY HYPERTENSION (Group 2 PH)

Potential Best-in-Class

RXFP1 Agonist[1]

Supporting clinical data


Blood flow
AVM
Capillaries
Vein

HEREDITARY HEMORRHAGIC TELANGIECTASIA (HHT)

First in Class & Indication

GPCR Antagonist[2] (anti-angiogenic)

Target pathway linked to disease genetics



FIBROSIS

Bi-specific Approach

GPCR Modulator[2] (anti-fibrotic)

Supporting clinical data for one component of bispecific

Scale of POC studies: ~50-200 patients per indication
3-6 months treatment

1. Fusion protein – lead molecule in-licensed from Harvard U., optimized using GEODe platform
2. GPCR targeted therapeutics discovered internally using GEODe platform

TECTONiC Therapeutic

Pipeline of GPCR-Targeted Biologics with Multiple Potential Value Infection Points Ahead

Program	Preclinical	Phase 1	Phase 2	Phase 3	Indication
RXFP1 Agonist (TX45 – Fc-relaxin)	Phase 1a (ongoing) PK/PD data Sept-2024 Phase 1b (ongoing) Hemodynamic data mid-2025		*Initiation Planned Q3'24 Randomized Phase 2 Data 2026*		Group 2 PH[1] in Patients with Heart Failure with Preserved Ejection Fraction (HFpEF)
GPCR Antagonist	Development Candidate Selection	*Initiation Planned Q4'25/Q1'26*			Hereditary Hemorrhagic Telangiectasia (Osler Weber Rendu Syndrome)
Bi-functional GPCR Modulator	Discovery				Fibrosis
GPCR Modulators	Discovery				Multiple Indications

(1) Pulmonary Hypertension

10 GEODe PLATFORM Proprietary, validated platform, enables reproducible discovery and optimization of GPCR targeted biologics

11 GEODe Solving Key Challenges in GPCR Targeted Biologics Discovery GEODe Platform Features Challenges Designed for Success RETAIN 1. endogenous GPCR structure to enable Receptor Engineering, and Purification Technology screening against relevant form of receptor delivers abundant receptor reagent in native conformation PURIFY target in sufficient quantities to power screening campaign 2. In-vitro Yeast Display Libraries INDUCE provide high-diversity, without immune editing immune response to human GPCR in animals if immunization strategy is pursued 3. STABILIZE Protein Engineering receptor in active conformation to enable Optimize protein pharmacology Engineer antigen formats to enable screening for agonists or agonist discovery antagonists as needed

12 GEODe Proprietary GEODe platform spans three enabling technologies to identify and optimize potent GPCR targeted biologics 1. 2. 3. EXPRESSION AND IN-VITRO YEAST PROTEIN ENGINEERING PURIFICATION TECHNOLOGY DISPLAY LIBRARIES • Optimize Protein Pharmacology Produce Sufficient Quantities Efficiently Screen • Engineer Proprietary Scaffolds and Stabilize Them in the Diverse Antibody Libraries for Agonist Discovery Correct Conformation Against GPCRs Large toolbox of biochemical methods, engineering tools, and assays

13 GEODe GEODe Platform Discovery Capabilities Deliver Selective, Ligand Competitive Orthosteric Antagonists PURIFIED ANTIBODIES ARE OPTIMIZATION IMPROVES SELECTIVE * FUNCTIONAL ANTAGONISTS ORIGINAL POTENCY BY ~20X (NO EFFECT ON OFF-TARGET GPCR) Receptor Signaling Assay (Mammalian Cells) 125 200 TX786 TX786 Optimized Lead Hit 100 TX774 150 (+) control 75 100 50 50 (+) Ctrl Optimized Lead 25 0 0 V V -11 -10 -9 -8 -7 -6 -5 -12-11-10 -9 -8 -7 -6 -5 -4 Log[Antagonist], M Log[Antagonist], M *Latest generation proprietary libraries delivering initial hits with >10X potency % Activity (hGPCR3 b-arrestin assay) % Activity % Activity (hGPCR2 b-arrestin assay) %Actvity

14 GEODe Our Proprietary Antigen Formats Enable Screening for Biologics with Agonist Activity Active Inactive GPCR GPCR Proprietary Ga Mimetics Membrane Designs Driven by Machine Cytosol Learning and Energy Prediction Algorithms Proprietary Gα mimetic

15 GEODe Design of Our Proprietary Ga Mimetics Is Driven by the Latest in Machine Learning and Energy Prediction Algorithms Nucleotide-bound In-silico Deep Mutational Mutations Predicted to Stabilize the Confirmation Scanning for Receptor-bound GPCR Bound Conformation of G⍺ s Stabilizing Mutations and Increase Agonist Affinity ⍺5 (CTH) Nucleotide-bound structures Helical Domain GTPase ⍺1 Domain Receptor-bound A2 G A PCR Confirmation GPCR-bound GPCR + A2A + structures Gs mimetic (CTRL) log [agonist] M Candidate mutation Competition binding assay Ongoing enhancement of our ability to screen for biologics with agonist activity Binding (% maximum)

GEODe 16

End-to-end Capabilities in Place at Tectonic for Continued Discovery of Optimal DCs

TECTONIC Therapeutic — **Suite of Ab Discovery, Optimization and Characterization Capabilities**


TARGET
VALIDATED HIT
LEAD
DC
Target Prep for Discovery Campaigns
GPCR Biochemistry
Affinity Maturation Protein Engineering
Antibody Discovery
Developability Assessment
Protein Sciences
Functional Assessment / Structural Insights
Cellular Pharmacology
Structural Biology
Candidate Selection
Disease Biology
In vivo Pharmacology

- GPCR structural and mechanistic know-how
- Overexpression & stabilization of target
- Mammalian and insect cell expression methods

- Antibody yeast display
- Custom selection methods for GPCR targets
- NGS to identify diverse sequences

- High throughput antibody expression
- Biochemical binding Assays
- Biophysical characterization

- Signaling and cell biology assays to validate lead functionality
- Cryo-EM of Ab/receptor complex to gain key mechanistic insights, understand SAR

- Disease-specific cell assays
- PK and animal models

TECTONIC Therapeutic

TX45: Fc-RELAXIN FUSION PROTEIN RXFP1 agonist with differentiated profile

TX45 18

Hemodynamic and Anti-fibrotic Properties of Relaxin Demonstrated by its Role in Pregnancy

Pharmacology

AGONIST

Natural Ligand of RXFP1 Receptor

No RXFP1 internalization from relaxin agonism → no desensitization with chronic therapy

Relaxin upregulated in pregnancy


Resolution (Å)
4 5 6 7 8
Relaxin-2
Ectodomain
Extracellular
Micelle
Intracellular
G proteins + Nb35

Local resolution cryo-EM map of full-length RXFP1–Gs complex
BioRxiv: https://doi.org/10.1101/2022.01.22.477343

Facilitates Gestation

PULMONARY AND SYSTEMIC VASODILATOR

Increases cardiac output to accommodate the increased demand from developing fetus

ANTIFIBROTIC

Prepares musculoskeletal tissues for pregnancy and childbirth



TECTONIC Therapeutic

TX45 19

The First Recombinant Relaxin (serelaxin) Demonstrated Safety and Benefit in Acute Heart Failure (AHF) in Trials of >11,000 Patients

-Note: trials only included a two-day relaxin infusion

Study (WHF Day 5)	Relative Risk [95% CI]	N(drug)	N(pbo)
Pre-RELAX AHF	0.56 [0.22 – 1.45]	42	61
RELAX-AHF	0.54 [0.37 – 0.78]	581	580
RELAX-AHF-2	0.90 [0.76 – 1.07]	3274	3271
RELAX-AHF-EU	0.71 [0.52 – 0.98]	1756	894
RELAX-AHF-ASIA	0.42 [0.21 – 0.84]	437	433
Meta Analysis	**0.77 [0.67 – 0.89] p = 0.0002**	6090*	5239

Effects of serelaxin on worsening heart failure (WHF) – fixed-effect (FE) meta-analysis; serelaxin 30 μg/kg/day vs. placebo,. CI, confidence interval.

PK limitations of relaxin a major hurdle to its development for chronic diseases

Our GEODe Protein Engineering capabilities address this challenge

- One of two pivotal studies included in meta-analysis, RELAX-AHF-2, failed to achieve the co-primary endpoints, and we believe that two factors contributed to this outcome
  - It was ambitious to expect that a two-day infusion of serelaxin, with its short half-life and mechanism of action, would demonstrate clinical benefit at day 5 and, more puzzlingly at 6 months
  - Operational challenges with patient enrollment may also have had an impact

*Teerlink J.R. et al. Eur. J. Heart Fail. 2019; 22: 315-329; patients from RELAX-AHF-JP (N=30 total) not listed in table

TECTONiC Therapeutic

TX45 20

TX45 is Engineered to Solve a Critical PK Problem Observed with Other Relaxin Molecules

Relaxin has **very short *in vivo* half-life**
Fc-fusion needed to improve PK

Relaxin Fc-fusions **have steep decline in exposure after dosing** (>90%) because of glycocalyx binding due to high pI[1]

Engineering TX45 to **reduce net positive charge (and lower pI) prevents rapid clearance**

TX45 EXHIBITS SUPERIOR PROFILE vs. PARENT COMPOUND AND COMPARATOR[2] MOLECULE[3]

Preclinical Rat Pharmacokinetic Data


Concentration ng/mL
100000
10000
1000
0
20
40
60
80
100
Time (hr)
pI <9, TX-45
pI >9, Comparator
pI >9, TX early

1. Isoelectric Point
2. High pI Fc-relaxin fusion protein described in literature
3. Source: Tectonic internal data

TECTONIC Therapeutic

TX45 21

TX45 Reflects Significant Protein Engineering to Optimize Its Pharmacology

TX45 results in ~10x greater *in vivo* potency over comparator[1] molecule than predicted based on PK and *in vitro* activity[2] – potentially from reduced trapping of drug in glycocalyx, resulting in increased free drug available to activate RXFP1 in tissues


Relative *in vivo* exposure at same dose
1X 10X
Comp TX45
Relative *in vitro* potency on receptor
10X 1X
Comp TX45
Expected *in vivo* activity at same dose
10X 10X
Comp TX45
Observed *in vivo* activity at same dose
1X 10X
Comp TX45


Superior efficacy (Renal Blood Flow) in TX45 vs. High PI Comparator Molecule at Same Dose[3]
RABF (% change vs baseline)
45
40
35
30
25
20
15
10
5
0
-5
-10
0
30
60
90
Time (min)
TX45 0.3mpk
TX45 0.03 mpk
Comparator 0.3 mpk
Vehicle

1. High pI Fc-relaxin fusion protein described in literature
2. ~0.03 mpk of TX45 has similar efficacy as 0.3 mpk of Comparator
3. Source: Tectonic internal data

TECTONIC Therapeutic

TX45 22

TX45 – Optimized RXFP1 Agonist for Group 2 PH in HFpEF

✓ **Potential Best-in-Class Relaxin Agonist with Optimized PK**	• Protein engineering has extended pharmacologic half-life to support monthly dosing
✓ **High Unmet Need in Group 2 PH with HFpEF[1]**	• No approved therapy • >600,000 patients in US • High 5-year high mortality
✓ **Mechanism may be Ideal to Address Group 2 PH**	• Pulmonary + systemic vasodilation, cardiac relaxation • Reversal of fibrosis in pulmonary vasculature and heart • Anti-inflammatory
✓ **Supporting Clinical and Pre-clinical Data**	• Hemodynamic benefit in studies of serelaxin in AHF • Clear benefit observed with TX45 in rodent PH and CHF models
✓ **Streamlined Development Strategy**	• No outcome study needed • Enrichment strategy for CpcPH where there is greatest unmet need • Enables potential early launch relative to congestive heart failure
✓ **Potential to Expand Indications**	• Other PH Groups, Heart failure, renal disease

1. Heart Failure with preserved Ejection Fraction

TECTONiC Therapeutic

TX45 23

Pulmonary Hypertension Consists of 5 Distinct Diseases

Group 2 PH is of Greatest Interest for TX45's Initial Indication

Group 1 ("PAH") (~25,000[1])	Group 2 (>600,000[1])	Group 3	Group 4 ("CTEPH")	Group 5 (Misc.)
• Idiopathic • Hereditary • Connective tissue disease-associated • Congenital heart disease-associated • Drug-induced	• **Due to left heart disease (HFpEF, HFrEF) or valvular heart disease** • **CAD, HTN, T2DM[2], high cholesterol are risk factors** • **Two Subtypes: CpcPH / IpcPH**	• Due to lung disease or hypoxia • May be due to COPD, interstitial lung disease (i.e., IPF) or obstructive sleep apnea	• Chronic thrombo-embolic pulmonary hypertension –i.e., as a consequence of blood clots	• Miscellaneous group with causes unclear or multiple underlying factors

1. US Prevalence
2. CAD: Coronary Artery Disease, HTN: Hypertension, T2DM: Type 2 Diabetes Mellitus

Nat. Pul. Hypertension Unit, Ireland

TECTONIC Therapeutic

TX45 24

Our Focus is on the Group 2 PH Subset of Heart Failure with Preserved EF (HFpEF)

Clinical Program Designed to Enable Evaluation of Efficacy in Overall Population and CpCPH


HFpEF
(Several million pts.)[1,2]
Group 2 PH
(>600K)[3]
IpcPH
(>500K)
CpcPH
(>100K)

IpcPH (Isolated, post capillary PH)

Increased Left Ventricle Filling Pressures
↓
Increased Pulmonary Venous Pressures
↓
Passive Pressure Backflow
↓
Pulmonary Hypertension


Heart
Normal
HFpEF

CpcPH (Combined, pre- and post capillary PH)

Chronic PH and/or Other Drivers
↓
Permanent Vascular Changes, e.g. Pulmonary Artery Remodeling
↓
Increased Vascular Resistance
↓
Right Heart Failure


Pulmonary Vasculature
Normal
PAH-like

1. US prevalence numbers. Estimates based on data from
2. Kapelios, C. et al., Cardiac Failure Review 2023;9:e14
3. Sera F. et al. Heart 2023;109:626–633

25 Group 2 PH: Patient Journey

TX45 26

Key Hemodynamic Measures in Pulmonary Hypertension

Measure	Definition	Detection Method(s) / Formulas	Clinical Significance
mPAP Mean Pulmonary Arterial Pressure (mm Hg)	**Fluid pressure in the lung arteries**	Directly measured by RHC sPAP estimated by echo	**Key parameter for diagnosing pulmonary hypertension of all causes (Groups I-V)**
PVR Pulmonary Vascular Resistance (Wood Units)	**Resistance to blood flow in pulmonary arteries ("narrowness of pipes")**	Calculated from mPAP, PCWP, and CO obtained by RHC PVR = (mPAP-PCWP)/CO	**Provides information about disease/narrowing specifically in pulmonary arteries**
PCWP Pulmonary Capillary Wedge Pressure (mm Hg)	**Fluid pressure in lung capillaries – measure of left atrial pressure**	Directly measured by RHC	**Used to assess left ventricular filling abnormalities – elevated in left sided heart failure ("hard to fill pump")**
CO Cardiac Output (L / min)	**Amount of blood pumped per unit time**	CO directly measured by RHC thermodilution	**CO is a key measure of heart function and is depressed in heart failure**

TECTONiC Therapeutic

27 TX45 Group 2 Pulmonary Hypertension (PH) Patient Journey Patient with HF Symptoms Echocardiography (LVEF, SPAP) Cardiologist 2 Treat HF (HFpEF , SPAP > 30 3 (pulmonary hypertension) HFrEF ) No RH Catheterization Yes mPAP > 20 mPAP > 20 mPAP > 20 PVR ≥ 3 PVR < 3 PVR ≥ 3 PCWP ≥ 15 PCWP ≥ 15 PCWP < 15 Pulmonologist and/or Cardiologist Patient with CpcPH Patient with IpcPH Patient with PAH (1) LVEF: left ventricular ejection fraction; SPAP: estimated systolic pulmonary artery pressure by echo; mPAP: mean pulmonary artery pressure; PVR: pulmonary vascular resistance; PCWP: pulmonary capillary wedge pressure; CpcPH: combined pre-and post-capillary pulmonary hypertension; IpcPH isolated post-capillary PH (2) Heart Failure with preserved Ejection Fraction (3) Heart Failure with reduced Ejection Fraction

28 Treatment of Pulmonary Hypertension (PH) in the Setting of Heart Failure with Preserved Ejection Fraction (HFpEF) Patient Diagnosed with PH-HFpEF (LVEF ≥ 50%, PCWP ≥ 15, mPAP > 20) Treat Co-Morbidities Start SGLT2 inhibitor (HTN, AFib, Diabetes, Obesity, Sleep Apnea) Repeat echo Consider Mineralocorticoid Receptor Antagonist, Entresto, PDE5 inhibitor LV Assist Device (LVAD)

TX45 29

Relaxin Multimodal MOA Addresses Pathways Implicated in Group 2 PH Pathophysiology


relaxin / RXFP1
(3) TGFβ signaling
α
β
γ
Gs pathway
Go/i pathway
NOS
(2) NO
inflammasome
cAMP
ERK
GC
PKA
MMP2/9
cGMP
pSMAD2/3
PKG
P
P
(1) ET-1
IL-1β, IL-6
Relaxation
Anti-Fibrosis
Relaxation
Anti-Fibrosis
Anti-Inflammatory
Effects of RXFP1 Activation by Relaxin

Mechanisms Implicated in Group 2 PH

1. Activation of ET-1 pathway(*)
2. Reduced NO pathway activity(*)
3. Activation of TGFβ pathway

(*) Most active in CpcPH subset

- ✓ Pulmonary and systemic arterial vasodilation
- ✓ Favorable remodeling: anti-fibrotic effect in heart and pulmonary vasculature
- ✓ Anti-inflammatory

TECTONIC Therapeutic

TX45 30

Relaxation and Anti-Fibrotic Effects of Relaxin Have Potential for Disease Modification in Group 2 PH

- Heart, and vascular dysfunction contribute to disease pathology
- Renal dysfunction also present in many of these patients

CHARACTERISTICS OF GROUP 2 PH	IpcPH	CpcPH	ANTICIPATED RELAXIN EFFECTS
Pulmonary artery narrowing, thickening, stiffening, fibrotic remodeling		✓	Pulmonary Vasodilation Anti-inflammatory, anti-fibrotic
Right Ventricular Dysfunction	✓	✓	Right ventricular remodeling
Thickening and stiffening of Left Ventricle	✓	✓	Peripheral vasodilation, cardiac relaxation, left ventricular remodeling
Compromised kidney function	✓	✓	Improvement in kidney function

Reducing pulmonary pressures and improvement of left heart function are both key to providing efficacy

TECTONIC Therapeutic

31 TX45 Group 2 PH vs. PAH • Significant opportunity for a first-in-indication therapy • Highly motivated physicians and patients 6 US PREVALENCE >> PAH 5 YEAR SURVIVAL £ PAH NO THERAPEUTIC OPTIONS 1-3 >600,000 No approved Multiple drugs/ ~ 50% 50% therapies mechanisms approved … IpcPH Limited (>500K) pipeline ET1R antagonists 23% PDE5 inhibitors PAH Drugs have GC stimulators not demonstrated Prostacyclins convincing ACTRII-Trap CpcPH efficacy in Group 4 >25,000 (>100K) 2 PH with the exception of cpcPH IpcPH PAH Group 2 PH PAH PDE5i in CpcPH Group 2 PH Multi-$ Billion Market >$4 Billion Market in 5 1. US prevalence numbers. Estimates based on data from Group 2 PH PAH Opportunity US Today 2. Kapelios, C. et al., Cardiac Failure Review 2023;9:e14 3. Sera F. et al. Heart 2023;109:626–633 4. www.pahinitiative.com 5. GlobalData 6. Caravita S. et al. https://doi.org/10.1371/journal.pone.0199164; Gall H. et al The Journal of Heart and Lung Transplantation, Vol 36, No 9, September 2017; estimates from synthesis of different studies

32 TX45 PDE5 Inhibitors Affect Only One of Several Pathways Addressed by Relaxin PDE5i Effects TX45 anticipated to be effective in both Cpc-PH and Ipc-PH because it targets additional anti-fibrotic and anti-inflammatory mechanisms on top of activation of the NO pathway 1. Guazzi et al. 2011 2. Belyavskiy et al. 2020 3. Kramer et al. 2019

33 TX45 PDE5 Inhibitors Show Significant Benefit in CpcPH and HFpEF Despite Limited Mechanism of Action Compared with Relaxin Expected to Increase POS of Relaxin in HFpEF and CpcPH PDE5i TREATMENT DECREASES (3) HOSPITALIZATIONS Patients with HF Hospitalizations PDE5i Post-treatment LOWERS (1) PVR Pre-treatment PDE5i PRODUCES IMPROVEMENTS (2) IN 6MWT 1. Guazzi et al. 2011 2. Belyavskiy et al. 2020 3. Kramer et al. 2019

TX45 34

Relaxin Improves Hemodynamics in Heart Failure

Balanced pulmonary and peripheral vasodilation, and improved heart function (decreased PCWP) relevant to Group 2 PH

- Panels: serelaxin infusion for 20hrs in Acute Heart Failure patients with elevated pulmonary artery pressure (PAP) **rapidly lowered mPAP, pulmonary vascular resistance (PVR), systemic vascular resistance (SVR), pulmonary capillary wedge pressure (PCWP)[*,**]**
- Not shown: serelaxin also improved **right atrial pressures (RAP), and renal function[*]**
- In a similar study in patients with chronic CHF, **a reduction in PCWP and an increase in cardiac output** was demonstrated[**]


mPAP
(Pulmonary (lung) artery pressure)
p<0.0001
Mean PAP (mmHg)
Hours post dose


PVR
(Blood flow resistance in pulmonary arteries)
Pulmonary vascular resistance (dynes × s/cm⁵)
Hours post dose


SVR
(Left ventricular afterload)
Systemic vascular resistance (dynes × s/cm⁵)
Hours post dose


PCWP
(Lung capillary pressure – measure of left atrial pressure)
Pulmonary capillary wedge pressure (mmHg)
Hours post dose

*Ponikowski P. et al. Eur. Heart J. 2014, **Dschietzig T. et. Al. Ann NY Acad Sci 2009
** Diuretics were allowed after the first 8 hours

TECTONiC Therapeutic

35 TX45 and Other Relaxin Preclinical Data Preclinical validation Anti-fibrotic effects of relaxin observable across broad range of studies

TX45 36

TX45 Efficacy in Monocrotaline-Induced Model of Pulmonary Hypertension in Rats

TX45 Significantly Reduces Right Ventricular Systolic Pressure, Fulton's Index and Muscularization of Small Pulmonary Arteries in Tx Model of PH

Improved Pulmonary Hemodynamics


a
Right ventricular systolic pressure (RVSP, mmHg)
0
20
40
60
****
**
p = 0.006
Control
Vehicle
TX45 (10 mg/kg)
MCT, +anti-CD20

Reduced Cardiac Hypertrophy


b
Fulton Index (RV/LV+Septum)
0.0
0.2
0.4
0.6
0.8
****
**
p = 0.01
Control
Vehicle
TX45 (10 mg/kg)
MCT, +anti-CD20

Reduced Histological Inflammation


a
Lung Histopathology Sum Score
Group Mean Histopathology Score
0
5
10
15
20
****
p = 0.01
Control
Vehicle
TX45 (10 mg/kg)
MCT, +anti-CD20

Reduced Pulmonary Arterial Muscularization


b
Small Pulmonary Arteries
Group Mean Medial Hypertrophy Ratio
0.0
0.2
0.4
0.6
0.8
1.0
****
**
p = 0.007
Control
Vehicle
TX45 (10 mg/kg)
MCT, +anti-CD20

TECTONIC Therapeutic

37 TX45 TX45 Significantly Reduces Collagen and TNFa levels in Mouse UUO Model of Renal Fibrosis Sham TNFa Collagen IV IHC Quantification in Kidney Cortex 0.010 25 p = 0.02 0.008 20 0.006 UUO + Vehicle 15 0.004 10 5 0.002 UUO + TX45 0 0.000 Sham UUO + Vehicle UUO + TX45 Sham UUO + Vehicle UUO + TX45 * Dotted red line defines the cortex region % Collagen IV Immunolabeling pg / ug tissue

38 TX45 TX45 Reduces Cardiac Hypertrophy and Fibrosis in the Mouse Isoproterenol Induction Model Heart Weight/Body Weight Collagen content Vehicle Isoproterenol Isoproterenol Vehicle Isoproterenol Isoproterenol + TX45 +TX45

TX45 39

Relaxin Prevents Diastolic Dysfunction in a Model of HFpEF and Reverse Cardiac Fibrosis

Relaxin Prevents TAC (transverse aortic constriction) -Induced Cardiac Diastolic Dysfunction in Rats & Reverses Diabetes-Induced Cardiac Fibrosis and Diastolic Dysfunction in mRen-2 Rats.

Human relaxin-2 Improves Diastolic Dysfunction
gene therapy administered with 28 days follow-up
(Shuai X.X. et al. 2016)


dP/dtmin
-10000
-8000
-6000
-4000
-2000
0
sham
TAC
TAC+GFP
TAC+RLN2
tau
35
30
25
20
15
10
5
0

Human relaxin-2 reverses cardiac fibrosis
2 wk infusion in STZ-treated diabetic/HTN mRen-2 rats
(Samuel C.S. et al. 2008)


B
Interstitial cardiac (LV) collagen (% of area)
1.5
1
0.5
0
Control
Diabetic
Control + rH2-RLX
Diabetic + rH2-RLX

* GFP = green fluorescent protein (adenovirus used as negative control)

TECTONIC Therapeutic

TX45 40

Additional Anti-Fibrotic Effects of Relaxin Demonstrated in Preclinical Animal Models of Heart Failure

In other rodent models of heart failure, Relaxin has been shown to also:

✓**Inhibit** TGFβ or ANG-II induced collagen synthesis in cardiac fibroblasts[1]
✓**Prevent** interstitial and perivascular fibrosis, with effect superior to enalapril[2]
✓**Prevent** diastolic dysfunction[3]
✓**Prevent** and **Reverse** cardiac hypertrophy[3]
✓**Reverse** cardiac inflammatory gene expression[4]



Findings consistent across models and studies published by different investigators

1. **Relaxin knockout** model of cardiac fibrosis (mouse) - *Samuel C.S. et al. 2004*
2. **Isoproterenol infusion** model of heart failure (mouse) - *Samuel C.S. et al. 2014*
3. **Transverse aortic constriction** model of HFpEF (rat) - *Shuai X.X. et al. 2016, Lapinskas T. et al. 2020*
4. **Aging-induced** cardiac inflammation (rat)- *Martin B. et al. 2018*

TECTONiC Therapeutic

41 TX45 Clinical Program and Preliminary Phase 1 Data

TX45 42

TX45 Development Program Overview

Planned readouts in Q3'2024, 2025, 2026

	2024	2025	2026
Phase 1a Safety, tolerability, PK/PD	Healthy Volunteers	Expected Sept '24 Safety, PK, PD (Renal Blood Flow)	
Phase 1b RHC study to establish hemodynamic proof of concept		Group 2 PH with HFpEF	Expected Mid-2025 mPAP, PVR, PCWP, CO
Phase 2 Randomized, 6-month study		Group 2 PH with HFpEF (enriched for CpcPH)	Expected 2026 PVR, SV, mPAP, 6MWT

Development Plan Reviewed with FDA via Pre IND

RHC: Right Heart Catheter
mPAP: Mean Pulmonary Arterial Pressure
PVR: Pulmonary Vascular Resistance
CO: Cardiac Output
6MTW: 6-Minute Walk Test

TECTONIC Therapeutic

TX45 43

TX45 Single Ascending Dose Study : Summary of preliminary data[1]

- **Well tolerated with minimal adverse events, no drug-related SAEs**
- **Pharmacokinetics**
  - Low intersubject variability in serum concentrations (≤ 20%)
  - No evidence of immune mediated clearance
- **Pharmacodynamics from 0.3 mg/kg cohort (lowest dose)**
  - 30% increase in renal plasma flow on Day 2 post dose persisting at least until Day 8 post dose
  - Magnitude of effect consistent with serelaxin's effect
  - **Meets "go criteria"**

TX45 SAD Dose Escalation Plan


Cohort A
0.3 mg/kg IV
Cohort B
1.0 mg/kg IV
Cohort C
150 mg SC
Cohort D
3.0 mg/kg IV
Cohort E
300 mg SC
Cohort F
10 mg/kg IV
Cohort G
600 mg SC
RPF Days 2,8, 15
DATA pending
RPF Days 2,8, 15
RPF Days 2,8, 15
RPF Days 2,8, 15, 29
RPF Days 2,15, 29
RPF Days 15,29
RPF Days 2, 15, 29

RPF= Renal Plasma Flow
*Cohorts F and G are optional

1. As of Jan 18, 2024

TECTONIC Therapeutic

44 TX45 Phase 1a Study: Preliminary Single Dose TX45 Pharmacokinetic/Pharmacodynamic Data (lowest dose) TX45 Serum Concentrations from Phase 1a Subjects Renal Plasma Flow in Phase 1a Subjects Cohort 0.3 mg /k A g 0.I3 mg/k V g IV TX45 Dosed on Day 1 - Cohort A 0.3 mg/kg IV 150 mg SC PK in humans 100.0 100 Predicted predicted from NHP data Day 2 Day 8 10.0 10 1.0 1 0.1 0.1 0 0 7 14 21 28 7 35 42 49 56 14 Time (Days) Time (Days) 1 PBO TX45 PBO TX45 Based on Preliminary Data, We Anticipate Potentially Monthly Dosing at Optimal SC Dose 1. Placebo TX00045 (µg/mL) TX00045 (µg/mL)

45 TX45 Preclinical PK/PD from Acute RBF Model Informs Target Plasma Concentration Levels at Trough for Therapeutic Effect RBF Model Used to assess pharmacodynamic response to TX45 administration based on acute vasodilatory effects of relaxin, as measured by increased rat renal blood flow (RBF) * MCT Model Used to assess the therapeutic anti inflammatory/anti-proliferative efficacy of TX45 in a rat model of pulmonary hypertension The trough levels required for maximal efficacy in the MCT model fall between the EC and EC 70 80 response in the RBF model * The exposure in humans that falls between the EC70-80 are expected to be 3-fold lower than in rats given the greater potency of TX45 on human RXFP1 compared to rat RXFP1

46 TX45 Summary of Projected TX45 Phase 2 Study Design TX000045 - Treatment 1 (n=60) Screening RHC prior to randomization TX000045 - Treatment 2 (n=60) (n=60)

TX45 47

Significant Pharma Interest in Relaxin
Tectonic has Potential Best-in-Class Molecule

Company	Format	Formulation	Expected Dosing Frequency	Population	Timing
TECTONiC Therapeutic	**Fc-Fusion** ***Engineered for optimal PK, biodistribution, high [C] formulation***	**SubQ** ***High [C] achievable***	**Q4 Weeks**	**Group 2 PH / HFpEF (enriched for CpcPH)**	**Start in Q3'24 Data in 2026**
AstraZeneca	Fc-Fusion	SubQ	Q2 Weeks*	Group 2 PH / HFpEF *and* HFrEF	Start: Q1 2023 1st completion: Q2 2025
AstraZeneca	Small Molecule	PO	QD*	CHF	Start: Q2 2024 1st completion: Q4 2025
Lilly	h-Albumin-mAb-Fusion	SubQ *Injection site reactions*	Q Weekly*	HFpEF	Start: Q1 2023 1st completion: Q4 2025

* Based on dosing frequency in Phase 2 studies listed in clinical trials database

TECTONiC Therapeutic

48 HHT Program nd First-in- indication opportunity for 2 most common genetic bleeding disorder

HHT 49

Hereditary Hemorrhagic Telangiectasia (HHT)

Autosomal Dominant Disease that Causes Abnormal Blood Vessel Formation

- Rare, autosomal dominant disease: ~ 75,000 patients in US
    - Mutations in the BMP9/10 pathway
- High degree of phenotypic variability (15-20% severe)
- Increased mortality risk

No currently approved therapies for HHT

AVMs

Telangiectasias



Nosebleeds



Telangiectasias



Lung



Liver



GI tract



Brain

FREQUENCY OF ABNORMAL HHT VESSELS

- >95% Nose (epistaxis)
- >90% Skin (Telangiectasia)
- 50% Lungs (pulmonary AVMs*)
- 50% Liver (hepatic AVMs)
- 20% Gastrointestinal tract
- 10% Brain (cerebral AVMs)

INCREASED FREQUENCY OF THE FOLLOWING

- Iron and transfusion dependent anemia (10-30% of patients)
- High output CHF 2nd to Liver AVM → liver transplant
- Stroke
- Brain abscesses and other deep tissue abscesses
- Venous thromboemboli (VTE)
- Pulmonary Hypertension
- Migraines

**AVM= arterial venous malformation*

TECTONIC Therapeutic

50 HHT Anti VEGF: Mouse HHT Model Predictive of Efficacy in Patients ANTI-VEGF mAb SUPPRESSES AVM FORMATION, ANTI-VEGF THERAPY REDUCES EPISTAXIS SEVERITY, VISCERAL HEMORRHAGE IN HHT MODEL IMPROVES HEM. PARAMETERS IN PATIENTS ALK-1 Conditional Knock-Out Wound-induced vascular response Decreases Improves Vessel Growth Hemoglobin Levels Incisional wounds • No rigorous clinical studies ever conducted – only evidence is from IITs – Patent expiration on anti-VEGF mab lowered incentive to investment in label expansion – Dose and Dosing interval not well explored Anti-VEGF Anti-VEGF • Treating physicians concerned about side effects ab ab Angiogenesis. 2014 Oct; 17(4): 823–830 Haematologica. 2021 Aug 1; 106(8): 2161–2169

51 HHT A GPCR3 Antagonist Significantly Reduces AVMs and Retinal Vascular Density in Animal Model of HHT (1,2) Effects of anti-GPCR3 antagonist mAb in mouse HHT model generated by immunoblocking of BMP9 and BMP10 8 **** 6 ns AVM Number **** Plexus Vascular (per Retina, Density 4 4 2 n=7) (x10 µm ) 2 0 IgG2a/ Isotype GPCR3 VEGF-A IgG2a/2b Isotype GPCR3 VEGF-A 2b Ctrl Antag. Antag N=6 Ctrl Antag. Antag. N=7 N=7 N=7 N=7 + Angiogenic driver + Angiogenic driver 1. Ruiz, S. et. al., Scientific Reports, 2016; 6:37366, doi: 10.1038/srep37366 2. Ruiz, S. et. al., J. Clin. Invest., 2020; 130(2):942–957, doi.org/10.1172/JCI127425 IgG2a/2b TX942 TX1351 G6.31 AVM number (per retina, n=7)

52 HHT Projected HHT Development Program Overview 2024 2026 2025 2027 Finalize IND Enabling Development DC selection 2H’24 Studies and CMC Candidate Safety and Tolerability Phase I PHASE 1a Initiation Planned Q4’25/Q1’26 Randomized 3-Month Study Patients Hematocrit, Epistaxis Score PHASE 2 with HHT Blood Transfusions Planned late 2026/early 2027

53 Summary

54 AVROBIO/Tectonic Merger Overview Company Ticker NASDAQ: TECX Major mutual fund, TAS Partners, 5AM Ventures, EcoR1 Capital, Polaris Private Placement Investors Partners, Farallon Capital (managed funds), Vida Ventures, Pags Group and other investors 1 ~$181 million Cash at Close (6/20/24) Into Mid-2027 Expected Cash Runway Reverse Stock Split: 1 for 12 Merger Close Date 6/20/2024 1. As of 6/20/24, Before final transaction expenses

55 Uniquely Positioned to Deliver on Value Creating Milestones Strong Balance Sheet Pipeline of Uniquely Accomplished Team Post Transaction Differentiated Assets World-leader Founders st ~$181 Million* (as of 6/20/24) Multiple Inflection Points 20 1 Approvals 2024, 2025, 2026, 2027 Runway Into Mid-2027 >$50B in Annual Sales Address important clinical Well positioned Leadership with problems, underserved to execute Proven Track Record patient populations *At transaction close (6/20/24), cash, cash equivalents and investments of approximately $181 million, before payment of final transaction-related expenses, is expected to fund current operational plans into mid-2027

56 Thank you info@tectonictx.com www.tectonictx.com LinkedIn: TectonicTx